POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Forrest Berkley, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to a Registration Statement for the Company on Form N-14, any amendments or supplements to said Registration Statement; and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement with respect to the reorganization of the Nuveen International Growth Fund, a series of Nuveen Investment Trust II, into TIAA-CREF International Opportunities Fund, a series of the Company.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 12, 2022

/s/Forrest Berkley
Forrest Berkley
Trustee of TIAA-CREF Funds

State of North Carolina	)
) ss.
City of Charlotte	)

SUBSCRIBED AND SWORN to before me this 12th day of July, by Forrest Berkley, who I have identified to be the person who signs herein.

/s/Kathy Hughes
NOTARY PUBLIC

My Commission Expires: September 7, 2025

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Joseph A. Boateng, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to a Registration Statement for the Company on Form N-14, any amendments or supplements to said Registration Statement; and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement with respect to the reorganization of the Nuveen International Growth Fund, a series of Nuveen Investment Trust II, into TIAA-CREF International Opportunities Fund, a series of the Company.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 12, 2022

/s/Joseph A. Boateng
Joseph A. Boateng
Trustee of TIAA-CREF Funds

State of North Carolina	)
) ss.
City of Charlotte	)

SUBSCRIBED AND SWORN to before me this 12th day of July, by Joseph A. Boateng, who I have identified to be the person who signs herein.

/s/Kathy Hughes
NOTARY PUBLIC

My Commission Expires: September 7, 2025

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Janice C. Eberly, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as her true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to a Registration Statement for the Company on Form N-14, any amendments or supplements to said Registration Statement; and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement with respect to the reorganization of the Nuveen International Growth Fund, a series of Nuveen Investment Trust II, into TIAA-CREF International Opportunities Fund, a series of the Company.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 12, 2022

/s/Janice C. Eberly
Janice C. Eberly
Trustee of TIAA-CREF Funds

State of North Carolina	)
) ss.
City of Charlotte	)

SUBSCRIBED AND SWORN to before me this 12th day of July, by Janice C. Eberly, who I have identified to be the person who signs herein.

/s/Kathy Hughes
NOTARY PUBLIC

My Commission Expires: September 7, 2025

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Nancy A. Eckl, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as her true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to a Registration Statement for the Company on Form N-14, any amendments or supplements to said Registration Statement; and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement with respect to the reorganization of the Nuveen International Growth Fund, a series of Nuveen Investment Trust II, into TIAA-CREF International Opportunities Fund, a series of the Company.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 12, 2022

/s/Nancy A. Eckl
Nancy A. Eckl
Trustee of TIAA-CREF Funds

State of North Carolina	)
) ss.
City of Charlotte	)

SUBSCRIBED AND SWORN to before me this 12th day of July, by Nancy Eckl, who I have identified to be the person who signs herein.

/s/Kathy Hughes
NOTARY PUBLIC

My Commission Expires: September 7, 2025

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Michael A. Forrester, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to a Registration Statement for the Company on Form N-14, any amendments or supplements to said Registration Statement; and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement with respect to the reorganization of the Nuveen International Growth Fund, a series of Nuveen Investment Trust II, into TIAA-CREF International Opportunities Fund, a series of the Company.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 12, 2022

/s/Michael A. Forrester
Michael A. Forrester
Trustee of TIAA-CREF Funds

State of North Carolina	)
) ss.
City of Charlotte	)

SUBSCRIBED AND SWORN to before me this 12th day of July, by Michael A. Forrester, who I have identified to be the person who signs herein.

/s/Kathy Hughes
NOTARY PUBLIC

My Commission Expires: September 7, 2025

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Howell E. Jackson, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to a Registration Statement for the Company on Form N-14, any amendments or supplements to said Registration Statement; and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement with respect to the reorganization of the Nuveen International Growth Fund, a series of Nuveen Investment Trust II, into TIAA-CREF International Opportunities Fund, a series of the Company.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 12, 2022

/s/Howell E. Jackson
Howell E. Jackson
Trustee of TIAA-CREF Funds

State of North Carolina	)
) ss.
City of Charlotte	)

SUBSCRIBED AND SWORN to before me this 12th day of July, by Howell E. Jackson, who I have identified to be the person who signs herein.

/s/Kathy Hughes
NOTARY PUBLIC

My Commission Expires: September 7, 2025

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Thomas J. Kenny, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to a Registration Statement for the Company on Form N-14, any amendments or supplements to said Registration Statement; and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement with respect to the reorganization of the Nuveen International Growth Fund, a series of Nuveen Investment Trust II, into TIAA-CREF International Opportunities Fund, a series of the Company.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 27, 2022

/s/Thomas J. Kenny
Thomas J. Kenny
Trustee of TIAA-CREF Funds

State of Florida	)
) ss.
County of Broward	)

SUBSCRIBED AND SWORN to before me this 27th day of July 2022, by Thomas J. Kenny, who I have identified to be the person who signs herein.

/s/Peta-Gaye Anderson
NOTARY PUBLIC

My Commission Expires: March 9, 2025

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that James M. Poterba, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to a Registration Statement for the Company on Form N-14, any amendments or supplements to said Registration Statement; and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement with respect to the reorganization of the Nuveen International Growth Fund, a series of Nuveen Investment Trust II, into TIAA-CREF International Opportunities Fund, a series of the Company.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 12, 2022

/s/James A. Poterba
James A. Poterba
Trustee of TIAA-CREF Funds

State of North Carolina	)
) ss.
City of Charlotte	)

SUBSCRIBED AND SWORN to before me this 12th day of July, by James A. Poterba, who I have identified to be the person who signs herein.

/s/Kathy Hughes
NOTARY PUBLIC

My Commission Expires: September 7, 2025

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Maceo K. Sloan, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to a Registration Statement for the Company on Form N-14, any amendments or supplements to said Registration Statement; and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement with respect to the reorganization of the Nuveen International Growth Fund, a series of Nuveen Investment Trust II, into TIAA-CREF International Opportunities Fund, a series of the Company.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 12, 2022

/s/Maceo K. Sloan
Maceo K. Sloan
Trustee of TIAA-CREF Funds

State of North Carolina	)
) ss.
City of Charlotte	)

SUBSCRIBED AND SWORN to before me this 12th day of July, by Maceo K. Sloan, who I have identified to be the person who signs herein.

/s/Kathy Hughes
NOTARY PUBLIC

My Commission Expires: September 7, 2025